UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 25, 2004

PRO-PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-32877	04-3562325
(Commission File Number)	(IRS Employer Identification No.)

189 Wells Avenue, Newton, Massachusetts	02459
(Address of Principal Executive Offices)	(Zip Code)

(617) 559-0033

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

On February 25, 2004, Pro-Pharmaceuticals, Inc. issued a press release, which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release of Pro-Pharmaceuticals, Inc. dated February 25, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/s/ Maureen Foley
Maureen Foley
Chief Operating Officer

Date: February 25, 2004

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